UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2025

VIRIDIAN THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36483	47-1187261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 Crescent Street, Suite 103A Waltham, MA	02453
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 272-4600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	VRDN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointments of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 5, 2025, the Board of Directors (the “Board”) of Viridian Therapeutics, Inc. (the “Company”), appointed Christopher Cain, Ph.D., the Director of Research at Fairmount Funds Management LLC, to serve as a Class I director of the Company, chairperson of the Nominating and Corporate Governance Committee, and member of the Audit Committee and Science & Technology Committee, effective as of March 10, 2025.

On March 5, 2025, Peter Harwin, a member of the Board, notified the Company of his decision to resign as a member of the Board effective as of March 10, 2025. Mr. Harwin’s resignation was not the result of any disagreement with the Company or the Board on any matter relating to the Company’s operations, policies, or practices.

Dr. Cain is the Director of Research at Fairmount Funds Management LLC. Prior to joining Fairmount in 2020, Dr. Cain served in various positions at the healthcare funds at Samsara BioCapital, Apple Tree Partners, and RA Capital Management, where he invested in both public and emerging private biotechnology companies. Dr. Cain has also served as a writer and editor at BioCentury Publications. Dr. Cain received a B.A. from the University of California, Santa Barbara and a Ph.D. in Biochemistry and Molecular Biology from the University of California, San Francisco.

There are no arrangements or understandings between Dr. Cain and any other persons pursuant to which he was selected to serve as a director; he has no family relationships with any of the Company’s directors or executive officers; and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Dr. Cain will be compensated as a director in accordance with the Company’s non-employee director compensation policy described in the Company’s Proxy Statement on Schedule 14A for its 2024 Annual Meeting of Stockholders. The Company also intends to enter into its standard form of indemnification agreement with Dr. Cain.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viridian Therapeutics, Inc.

Date: March 10, 2025	By:	/s/ Stephen Mahoney
Stephen Mahoney
President and Chief Executive Officer